  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 11, 1996

                                                 REGISTRATION NO. 333-4515
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                             CITRIX SYSTEMS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    7372                    75-2275152
     (State or other     (Primary Standard Industrial     (I.R.S. Employer
       jurisdiction       Classification Code Number)  Identification Number)
   of incorporation or
      organization)

           210 UNIVERSITY DRIVE, SUITE 700, CORAL SPRINGS, FL 33071
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------
                               ROGER W. ROBERTS
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             CITRIX SYSTEMS, INC.
                        210 UNIVERSITY DRIVE, SUITE 700
                            CORAL SPRINGS, FL 33071
                                (954) 755-0559
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                ---------------

                                  COPIES TO:
       GEORGE W. THIBEAULT, ESQ.                JOHN A. BURGESS, ESQ.
       JONATHAN M. MOULTON, ESQ.              PHILIP P. ROSSETTI, ESQ.
    TESTA, HURWITZ & THIBEAULT, LLP                 HALE AND DORR
  HIGH STREET TOWER, 125 HIGH STREET               60 STATE STREET
      BOSTON, MASSACHUSETTS 02110            BOSTON, MASSACHUSETTS 02109
            (617) 248-7000                         (617) 526-6000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, check the following box. [_]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                               EXPLANATORY NOTE

  This Amendment No. 1 to the Form S-1 Registration Statement is a Part II filing solely to file certain exhibits and make other technical changes. Accordingly, a preliminary prospectus has been omitted.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  Estimated expenses (other than underwriting discounts and commissions) payable in connection with the sale of the Common Stock offered hereby are as follows:

      Registration fee................................................ $ 36,859
      NASD filing fee.................................................   17,500
      Nasdaq National Market listing fee..............................   11,190
      Printing and engraving expenses.................................  120,000
      Legal fees and expenses.........................................  150,000
      Accounting fees and expenses....................................   40,000
      Blue Sky fees and expenses (including legal fees)...............   12,000
      Transfer agent and registrar fees and expenses..................    2,500
      Directors and Officers liability insurance......................   17,500
      Miscellaneous...................................................   92,451
                                                                       --------
          Total....................................................... $500,000
                                                                       ========

  The Company will bear all expenses shown above.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The Delaware General Corporation Law and the Registrant's Restated Certificate of Incorporation and Restated By-Laws provide for indemnification of the Registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. Reference is made to the Registrant's Form of Amended and Restated Certificate of Incorporation and Form of Amended and Restated By-Laws filed as Exhibits 3.2 and 3.4, respectively, to the Company's Registration Statement on Form S-1 (No. 33-98542).

  The Company has entered into standard indemnification agreements with its officers and directors pursuant to which the Company has agreed to indemnify them with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company.

  The Underwriting Agreement provides that the Underwriters are obligated, under certain circumstances, to indemnify directors, officers and controlling persons of the Company against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act"). Reference is made to the form of Underwriting Agreement filed as Exhibit 1.1 hereto.

  The Company has obtained directors and officers liability insurance for the benefit of its directors and certain of its officers.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

  In the three years preceding the filing of this registration statement, the Company has issued the following securities that were not registered under the Securities Act:

    (a) Issuances of Capital Stock.

  On November 2, 1992 and January 25, 1993, the Company issued warrants to purchase an aggregate of 77,894 shares of Series C Convertible Preferred Stock to certain existing stockholders at an exercise price per share of $1.45.

  On February 26, 1993, the Company sold an aggregate of 1,101,230 shares of Series D Redeemable Convertible Preferred Stock to certain new and existing stockholders for an aggregate purchase price of $2,037,276.

  On April 16, 1993, the Company sold an aggregate of 270,270 shares of Series D Redeemable Convertible Preferred Stock to certain new investors for an aggregate purchase price of $499,999.50.

  On June 11, 1993, the Company sold an aggregate of 540,540 shares of Series D Redeemable Convertible Preferred Stock to a new stockholder for an aggregate purchase price of $999,999.00.

  On February 28, 1994, the Company sold an aggregate of 682,128 shares of Series D Preferred Stock to certain new and existing stockholders for an aggregate purchase price of $1,261,937.

    (b) Certain Grants and Exercises of Stock Options.

  Since June 1, 1993 the Company has issued options under its 1989 Stock Plan, 1995 Stock Plan and the Director Option Plan to purchase an aggregate of 2,393,968 shares of Common Stock, exercisable at a weighted average price of $2.07.

  Since June 1, 1993, the Company has issued 1,565,512 shares of Common Stock upon the exercise of stock options.

  No underwriters were involved in the foregoing sales of securities. Such sales were made in reliance upon an exemption from the registration provisions of the Securities Act set forth in Section 4(2) thereof relative to sales by an issuer not involving any public offering or the rules and regulations thereunder, or, in the case of options to purchase Common Stock, Rule 701 of the Securities Act.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (a) Exhibits:

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
    *1.1     --Form of Underwriting Agreement.
     3.1     --Form of Amended and Restated Certificate of Incorporation
              (Incorporated by reference to Exhibit 3.2 of Registration
              Statement No. 33-98542).
     3.2     --Certificate of Amendment of Amended and Restated Certificate of
              Incorporation.
     3.3     --By-Laws of the Company (Incorporated by reference to Exhibit 3.3 of Registration Statement No. 33-98542).
     3.4     --Form of Amended and Restated By-Laws of the Company
              (Incorporated by reference to Exhibit 3.4 of Registration
              Statement No. 33-98542).
     4.1     --Specimen certificate representing the Common Stock (Incorporated by reference to Exhibit 4.1 of Registration Statement No. 33-
              98542).
    *5.1     --Opinion of Testa, Hurwitz & Thibeault, LLP.
    10.1     --1989 Stock Option Plan (Incorporated by reference to Exhibit
              10.1 of Registration Statement No. 33-98542).
    10.2     --1995 Stock Plan (Incorporated by reference to Exhibit 10.2 of
              Registration Statement
              No. 33-98542).
    10.3     --1995 Non-Employee Director Stock Option Plan (Incorporated by
              reference to Exhibit 10.3 of Registration Statement No. 33-
              98542).
    10.4     --1995 Employee Stock Purchase Plan, as amended (Incorporated by reference to Exhibit 10.4 of Registration Statement No. 33-
              98542).

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
    10.5     --OEM Software License Agreement between the Company and Digital
              Communications Associates, Inc., dated as of October 5, 1993
              (Incorporated by reference to Exhibit 10.5 of Registration
              Statement No. 33-98542).
    10.6     --Memorandum of Agreement between the Company and Digital
              Communications Associates, Inc., dated October 5, 1993
              (Incorporated by reference to Exhibit 10.6 of Registration
              Statement No. 33-98542).
    10.7     --First Addendum to OEM Software License Agreement between the
              Company and Digital Communications Associates, Inc., dated May
              25, 1994 (Incorporated by reference to Exhibit 10.7 of
              Registration Statement No. 33-98542).
    10.8     --Amendment No. 1 to OEM Software License Agreement between the
              Company and Digital Communications Associates, Inc., dated March
              23, 1995 (Incorporated by reference to Exhibit 10.8 of
              Registration Statement No. 33-98542).
    10.9     --Client/Server Software License Agreement between the Company and
              Insignia Solutions Inc., dated August 4, 1995 (Incorporated by reference to Exhibit 10.9 of Registration Statement No. 33-
              98542).
    10.10    --Microsoft Corporation Source Code Agreement between the Company and Microsoft Corporation dated November 15, 1989 (Incorporated by reference to Exhibit 10.10 of Registration Statement No. 33-
              98542).
    10.11    --Amendment No. 1 to the Source Code Agreement between Microsoft and the Company dated October 1, 1992 (Incorporated by reference to Exhibit 10.11 of Registration Statement No. 33-98542).
    10.12    --License Agreement for Microsoft OS/2 Version Releases 1.x, 2.x
              between the Company and Microsoft Corporation dated August 15,
              1990 (Incorporated by reference to Exhibit 10.12 of Registration
              Statement No. 33-98542).
    10.13    --Amendment No. 1 to the License Agreement between the Company and
              Microsoft Corporation dated August 15, 1990, Contract No. 5198-
              0228 dated May 6, 1991 (Incorporated by reference to Exhibit
              10.13 of Registration Statement No. 33-98542).
    10.14    --Amendment No. 2 to License Agreement between Microsoft
              Corporation and the Company for Microsoft OS/2 Version Releases
              1.X, 2.X, dated October 1, 1992 (Incorporated by reference to
              Exhibit 10.14 of Registration Statement No. 33-98542).
    10.15    --Amendment No. 3 to the License Agreement between the Company and
              Microsoft Corporation dated August 15, 1990, Contract No. 5198-
              0228 dated January 1, 1994 (Incorporated by reference to Exhibit
              10.15 of Registration Statement No. 33-98542).
    10.16    --Amendment No. 4 to the License Agreement between the Company and
              Microsoft Corporation dated August 15, 1990, dated January 31,
              1995 (Incorporated by reference to Exhibit 10.16 of Registration
              Statement No. 33-98542).
    10.17    --Strategic Alliance Agreement between the Company and Microsoft
              Corporation dated December 12, 1991 (Incorporated by reference to
              Exhibit 10.17 of Registration Statement No. 33-98542).
    10.18    --Software Development and License Agreement between the Company and Novell, Inc., dated June 15, 1992 (Incorporated by reference to Exhibit 10.18 of Registration Statement No. 33-98542).
    10.19    --Software Development and License Agreement between the Company and Novell, Inc., dated July 1, 1993 (Incorporated by reference to Exhibit 10.19 of Registration Statement No. 33-98542).
    10.20    --First Amendment to the Software Development and License
              Agreement between Novell, Inc., and the Company, dated March 7,
              1995 (Incorporated by reference to Exhibit 10.20 of Registration
              Statement No. 33-98542).
    10.21    --NetWare Client License Agreement between the Company and Novell,
              Inc., dated June 14, 1995 (Incorporated by reference to Exhibit
              10.21 of Registration Statement No. 33-98542).

 EXHIBIT NO.                             DESCRIPTION
 -----------                             -----------
    10.22    --Software License Agreement between the Company and Tektronix,
              Inc., dated September 23, 1994 (Incorporated by reference to
              Exhibit 10.22 of Registration Statement No. 33-98542).
    10.23    --Client Software License Agreement between the Company and Wyse
              Technology dated June 15, 1995 (Incorporated by reference to
              Exhibit 10.23 of Registration Statement No. 33-98542).
    10.24    --Client/Server Software License Agreement between the Company and
              Zenith Data Systems Corporation dated June 21, 1995 (Incorporated by reference to Exhibit 10.24 of Registration Statement No. 33-
              98542).
    10.25    --Series D Preferred Stock Purchase Agreement between the Company and the parties thereto, dated February 26, 1993 (Incorporated by reference to Exhibit 10.25 of Registration Statement No. 33-
              98542).
    10.26    --Form of Indemnification Agreement (Incorporated by reference to
              Exhibit 10.26 of Registration Statement No. 33-98542).
    10.27    --Lease Agreement between Halmos Trading and Investment Company and the Company dated June 6, 1996.
   *11.1     --Computation of per share earnings (losses).
   *23.1     --Consent of Ernst & Young LLP.
   *23.2     --Consent of Testa, Hurwitz & Thibeault (included in Exhibit 5.1).
   *24.1     --Power of Attorney
   *27       --Financial Data Schedule.

- --------

   *  Previously Filed
  (b) Financial Statement Schedules:

                                                                    SEQUENTIAL
                                                                     PAGE NO.
                                                                    ----------
   Report of Independent Certified Public Accountants on Financial
    Statement Schedule.............................................    S-1
   Schedule II--Valuation and Qualifying Accounts..................    S-2

  All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore, have been omitted.

ITEM 17. UNDERTAKINGS.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to provisions described in Item 14 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned registrant hereby undertakes (1) that for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (2) that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Coral Springs, Florida, on June 11, 1996.

                                          Citrix Systems, Inc.

                                                   /s/ Roger W. Roberts
                                          By: _________________________________
                                              ROGER W. ROBERTS PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER



  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                      TITLE(S)                DATE

                                       Chairman of the
    /s/ Edward E. Iacobucci*            Board of Directors      June 11, 1996
- -------------------------------------
         EDWARD E. IACOBUCCI

        /s/ Roger W. Roberts
- -------------------------------------  President, Chief
          ROGER W. ROBERTS              Executive Officer       June 11, 1996
                                        and Director
                                        (Principal
                                        Executive Officer)

                                       Vice President of
   /s/ James J. Felcyn, Jr.*            Finance and             June 11, 1996
- -------------------------------------   Administration and
        JAMES J. FELCYN, JR.            Chief Financial
                                        Officer (Principal
                                        Financial and
                                        Accounting Officer)

                                       Director
     /s/ Kevin R. Compton*                                      June 11, 1996
- -------------------------------------
          KEVIN R. COMPTON

                                       Director
      /s/ Stephen M. Dow*                                       June 11, 1996
- -------------------------------------
           STEPHEN M. DOW

     /s/ Robert N. Goldman*            Director
- -------------------------------------                           June 11, 1996
          ROBERT N. GOLDMAN

     /s/ Gregory B. Maffei*            Director
- -------------------------------------                           June 11, 1996
          GREGORY B. MAFFEI

      /s/ Tyrone F. Pike*              Director
- -------------------------------------                           June 11, 1996
           TYRONE F. PIKE

      /s/ Roger W. Roberts

*By: ___________________________
        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT NO.                         DESCRIPTION                           PAGE
 -----------                         -----------                           ----
    *1.1     --Form of Underwriting Agreement.
     3.1     --Form of Amended and Restated Certificate of Incorporation
              (Incorporated by reference to Exhibit 3.2 of Registration
              Statement No. 33-98542).
     3.2     --Certificate of Amendment of Amended and Restated
              Certificate of Incorporation.
     3.3     --By-Laws of the Company (Incorporated by reference to
              Exhibit 3.3 of Registration Statement No. 33-98542).
     3.4     --Form of Amended and Restated By-Laws of the Company
              (Incorporated by reference to Exhibit 3.4 of Registration
              Statement No. 33-98542).
     4.1     --Specimen certificate representing the Common Stock
              (Incorporated by reference to Exhibit 4.1 of Registration
              Statement No. 33-98542).
    *5.1     --Opinion of Testa, Hurwitz & Thibeault, LLP.
    10.1     --1989 Stock Option Plan (Incorporated by reference to
              Exhibit 10.1 of Registration Statement No. 33-98542).
    10.2     --1995 Stock Plan (Incorporated by reference to Exhibit
              10.2 of Registration Statement
              No. 33-98542).
    10.3     --1995 Non-Employee Director Stock Option Plan
              (Incorporated by reference to Exhibit 10.3 of Registration
              Statement No. 33-98542).
    10.4     --1995 Employee Stock Purchase Plan, as amended
              (Incorporated by reference to Exhibit 10.4 of Registration
              Statement No. 33-98542).
    10.5     --OEM Software License Agreement between the Company and
              Digital Communications Associates, Inc., dated as of
              October 5, 1993 (Incorporated by reference to Exhibit 10.5 of Registration Statement No. 33-98542).
    10.6     --Memorandum of Agreement between the Company and Digital
              Communications Associates, Inc., dated October 5, 1993
              (Incorporated by reference to Exhibit 10.6 of Registration
              Statement No. 33-98542).
    10.7     --First Addendum to OEM Software License Agreement between the Company and Digital Communications Associates, Inc.,
              dated May 25, 1994 (Incorporated by reference to Exhibit
              10.7 of Registration Statement No. 33-98542).
    10.8     --Amendment No. 1 to OEM Software License Agreement between the Company and Digital Communications Associates, Inc.,
              dated March 23, 1995 (Incorporated by reference to Exhibit
              10.8 of Registration Statement No. 33-98542).
    10.9     --Client/Server Software License Agreement between the
              Company and Insignia Solutions Inc., dated August 4, 1995
              (Incorporated by reference to Exhibit 10.9 of Registration
              Statement No. 33-98542).
    10.10    --Microsoft Corporation Source Code Agreement between the
              Company and Microsoft Corporation dated November 15, 1989
              (Incorporated by reference to Exhibit 10.10 of
              Registration Statement No. 33-98542).
    10.11    --Amendment No. 1 to the Source Code Agreement between
              Microsoft and the Company dated October 1, 1992
              (Incorporated by reference to Exhibit 10.11 of
              Registration Statement No. 33-98542).
    10.12    --License Agreement for Microsoft OS/2 Version Releases
              1.x, 2.x between the Company and Microsoft Corporation
              dated August 15, 1990 (Incorporated by reference to
              Exhibit 10.12 of Registration Statement No. 33-98542).

 EXHIBIT NO.                         DESCRIPTION                           PAGE
 -----------                         -----------                           ----
    10.13    --Amendment No. 1 to the License Agreement between the
              Company and Microsoft Corporation dated August 15, 1990,
              Contract No. 5198-0228 dated May 6, 1991 (Incorporated by
              reference to Exhibit 10.13 of Registration Statement No.
              33-98542).
    10.14    --Amendment No. 2 to License Agreement between Microsoft
              Corporation and the Company for Microsoft OS/2 Version
              Releases 1.X, 2.X, dated October 1, 1992 (Incorporated by
              reference to Exhibit 10.14 of Registration Statement No.
              33-98542).
    10.15    --Amendment No. 3 to the License Agreement between the
              Company and Microsoft Corporation dated August 15, 1990,
              Contract No. 5198-0228 dated January 1, 1994 (Incorporated by reference to Exhibit 10.15 of Registration Statement
              No. 33-98542).
    10.16    --Amendment No. 4 to the License Agreement between the
              Company and Microsoft Corporation dated August 15, 1990,
              dated January 31, 1995 (Incorporated by reference to
              Exhibit 10.16 of Registration Statement No. 33-98542).
    10.17    --Strategic Alliance Agreement between the Company and
              Microsoft Corporation dated December 12, 1991
              (Incorporated by reference to Exhibit 10.17 of
              Registration Statement No. 33-98542).
    10.18    --Software Development and License Agreement between the
              Company and Novell, Inc., dated June 15, 1992
              (Incorporated by reference to Exhibit 10.18 of
              Registration Statement No. 33-98542).
    10.19    --Software Development and License Agreement between the
              Company and Novell, Inc., dated July 1, 1993 (Incorporated by reference to Exhibit 10.19 of Registration Statement
              No. 33-98542).
    10.20    --First Amendment to the Software Development and License
              Agreement between Novell, Inc., and the Company, dated
              March 7, 1995 (Incorporated by reference to Exhibit 10.20
              of Registration Statement No. 33-98542).
    10.21    --NetWare Client License Agreement between the Company and
              Novell, Inc., dated June 14, 1995 (Incorporated by
              reference to Exhibit 10.21 of Registration Statement No.
              33-98542).
    10.22    --Software License Agreement between the Company and
              Tektronix, Inc., dated September 23, 1994 (Incorporated by reference to Exhibit 10.22 of Registration Statement No.
              33-98542).
    10.23    --Client Software License Agreement between the Company and
              Wyse Technology dated June 15, 1995 (Incorporated by
              reference to Exhibit 10.23 of Registration Statement No.
              33-98542).
    10.24    --Client/Server Software License Agreement between the
              Company and Zenith Data Systems Corporation dated June 21,
              1995 (Incorporated by reference to Exhibit 10.24 of
              Registration Statement No. 33-98542).
    10.25    --Series D Preferred Stock Purchase Agreement between the
              Company and the parties thereto, dated February 26, 1993
              (Incorporated by reference to Exhibit 10.25 of
              Registration Statement No. 33-98542).
    10.26    --Form of Indemnification Agreement (Incorporated by
              reference to Exhibit 10.26 of Registration Statement No.
              33-98542).
    10.27    --Lease Agreement between Halmos Trading and Investment
              Company and the Company dated June 6, 1996.
    *11.1    --Computation of per share earnings (losses).
    *23.1    --Consent of Ernst & Young LLP.
    *23.2    --Consent of Testa, Hurwitz & Thibeault (included in
              Exhibit 5.1).
    *24.1    --Power of Attorney.
    *27      --Financial Data Schedule.

- --------

  * Previously Filed